UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 26, 2011 (September 25, 2011)

REGENERON PHARMACEUTICALS, INC.
(Exact Name of Registrant as Specified in Charter)

New York	000-19034	13-3444607
(State or other jurisdiction of	(Commission File No.)	(IRS Employer Identification No.)
Incorporation)

777 Old Saw Mill River Road, Tarrytown, New York 10591-6707
(Address of principal executive offices, including zip code)

(914) 347-7000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

     On September 25, 2011, at the European Multidisciplinary Cancer Congress in Stockholm, Sweden, data from the Phase 3 VELOUR trial evaluating the investigational agent ZALTRAP™ (aflibercept), also known as VEGF Trap, in combination with the FOLFIRI chemotherapy regimen [folinic acid (leucovorin), 5-fluorouracil, and irinotecan], versus a regimen of FOLFIRI plus placebo, were presented by Prof. Josep Tabernero. A copy of the slides that were presented is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1	Presentation entitled Results from VELOUR, a Phase 3 Study of Aflibercept Versus Placebo in Combination with FOLFIRI for the Treatment of Patients with Previously Treated Metastatic Colorectal Cancer: Results from Prespecified Subgroup Analyses.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	September 26, 2011	REGENERON PHARMACEUTICALS, INC.

		By:	/s/ Joseph J. LaRosa
Name: Joseph J. LaRosa
Title: Senior Vice President, General Counsel and
Secretary

Exhibit Index

Number	Description
99.1	Presentation entitled Results from VELOUR, a Phase 3 Study of Aflibercept Versus Placebo in Combination with FOLFIRI for the Treatment of Patients with Previously Treated Metastatic Colorectal Cancer: Results from Prespecified Subgroup Analyses.